SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 22, 2001

PINNACLE WEST CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Arizona	1-8962	86-0512431
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

400 North Fifth St., P.O. Box 53999, Phoenix, Arizona 85072-3999
(Address of principal executive offices, Zip Code)

(602) 250-1000
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Slide presentation for use at the analyst conference to be held in Boston, Massachusetts on October 23, 2001 at 1:00 p.m. ET.

Item 9.  Regulation FD Disclosure

Analyst Meeting

The Company is holding an analyst conference in Boston, Massachusetts on October 23, 2001. Copies of the slides to be presented at this conference are attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)

Dated: October 22, 2001	By: /s/ Barbara M. Gomez
Barbara M. Gomez
Treasurer

PINNACLE WEST CAPITAL CORPORATION
Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description of Exhibit
99.1	Slide presentation for use at the analyst conference to be held in Boston, Massachusetts on October 23, 2001 at 1:00 p.m. ET.